CHANGE OF CONTROL AGREEMENT

                                       FOR
                                WILLIAM S. LATOFF

      THIS CHANGE OF CONTROL AGREEMENT (this "Agreement"), made as of December 17, 2004, is by and among DNB FINANCIAL CORPORATION ("Holding Company"), DNB FIRST, NATIONAL ASSOCIATION, a national banking association with principal offices at 4 Brandywine Avenue, Downingtown, PA 19335 ("Bank") (Holding Company and Bank are sometimes referred to individually and collectively herein as the "Company") and WILLIAM S. LATOFF, an individual residing in Chester County, Pennsylvania ("Executive").

                                   Background

         A. Company and Executive wish to enter into an agreement pursuant to which Company wishes to secure the future services of Executive by providing Executive the severance payments provided in this Agreement as additional incentive to induce Executive to devote Executive's time and attention to the interests and affairs of the Company.

         B. Executive is willing to enter into this Agreement upon the terms and conditions herein set forth.

         C. The Boards of Directors of the Holding Company and the Bank have each approved this Agreement and it is intended to be maintained as part of the official records of the Holding Company and the Bank.

         NOW THEREFORE, in consideration of the mutual promises and agreements set forth herein, the parties agree as follows:

      1. Employment. Except strictly to such extent (if any) as may be provided in another agreement between Holding Company or Bank and Executive, Executive shall remain an employee at will of the Company hereafter. This Agreement is not an employment agreement, but shall only be interpreted as governing the payment of severance, which may be due to Executive upon termination of Executive's employment with Company under the specific circumstances described in this Agreement. No provision of this Agreement shall be interpreted to derogate from the power of the Company or its Board of Directors to terminate the employment of the Executive, subject nevertheless to the terms of this Agreement.

      2. Compensation. The compensation to be paid by Company to Executive from time to time, including any fringe benefits or other employee benefits, shall not be governed by this Agreement. This Agreement shall not be deemed to affect the terms of any stock options, employee benefits or other agreements between the Company and Executive.

      3. Severance Payments upon Termination of Employment After a "Change in Control". This Agreement does not govern any termination of Executive's employment with Company which occurs prior to a "change in control" as defined in subsection (e) of this Section. No inference shall be drawn from any provision of this Section 3 concerning the rights and


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obligations of the parties in connection with a termination of Executive's employment prior to such a "change in control".

           (a) Termination by Company for Cause or Not for Cause. If Executive's employment is terminated by Company for "cause" (as defined in subsection (c) of this Section) at any time, or with or without "cause" prior to a "change in control", Executive shall have no right to any severance or other payments under this Agreement due to such termination. If Executive is terminated by Company or Holding Company after a "change in control" (as defined in subsection (e) of this Section) other than for "cause", Executive's right to severance payments under this Agreement shall be as set forth in subsection (f) of this Section. A termination by Company of Executive's employment with Bank only or Holding Company only shall be deemed a termination for purposes of this Agreement, and Executive's right to severance payments (if any) hereunder, shall be determined as if such termination were a termination from employment with Company entirely.

           (b) Termination by Executive for Good Reason or Not for Good Reason. If Executive terminates Executive's employment with Holding Company and Bank prior to a change in control, or without "good reason" (as defined in subsection
(d) of this Section) at any time, Executive shall have no right to any severance or other payments under this Agreement due to such termination. If Executive terminates Executive's employment with Holding Company and Bank for "good reason" after a "change in control" (as defined in subsection (e) of this Section), Executive's right to severance payments under this Agreement shall be as set forth in subsection (f) of this Section.

           (c) Definition of "Cause". For the purpose of this Agreement, termination for "cause" shall mean termination for personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, conviction of a felony, suspension or removal from office or prohibition from participation in the conduct of Holding Company's or Bank's affairs pursuant to a notice or other action by any Regulatory Agency, or willful violation of any law, rule or regulation or final cease-and-desist order which in the reasonable judgment of the Board of Directors of the Company will probably cause substantial economic damages to the Company, willful or intentional breach or neglect by Executive of his duties, or material breach of any material provision of this Agreement. For purposes of this paragraph, no act, or failure to act on Executive's part shall be considered "willful" unless done, or omitted to be done, by him without good faith and without reasonable belief that this action or omission was in the best interest of Company; provided that any act or omission to act by Executive in reliance upon an approving opinion of counsel to the Company or counsel to the Executive shall not be deemed to be willful. The terms "incompetence" and "misconduct" shall be defined with reference to standards generally prevailing in the banking industry. In determining incompetence and misconduct, Company shall have the burden of proof with regard to the acts or omission of Executive and the standards prevailing in the banking industry.

           (d) Definition of "Good Reason". For purposes of this Agreement, Executive shall have "good reason" for terminating his employment with Holding Company and Bank if Executive terminates such employment within two (2) years after the occurrence of any one or more of the following events (a "Triggering Event") without Executive's express written consent, but only if the Triggering Event occurs within two (2) years after a "change in control" (as defined in subsection (e) of this Section) of Bank or Holding Company: (i) the assignment to Executive of any duties inconsistent with Executive's positions, duties, responsibilities, titles or offices with Bank or Holding Company as in effect immediately prior to a change in control of Bank or

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Holding Company, (ii) any removal of Executive from, or any failure to re-elect
Executive to, any of such positions, except in connection with a termination or suspension of employment for cause, disability, death or retirement, (iii) a reduction by Holding Company or Bank in Executive's base annual salary as in effect immediately prior to a change in control or as the same may be increased from time to time thereafter, or the failure to grant increases in the Executive's base annual salary on a basis at least substantially comparable to the lowest increase granted to other officers of the Company having the title of senior vice president or above, or (iv) any purported termination of Executive's employment with Bank or Holding Company when "cause" (as defined in this Agreement) for such termination does not exist.

           (e) Definition of "Change in Control". For purposes of this Agreement, a "change in control" of Company or Bank shall mean any one or more of the following:

                 (1) a change in control of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934 (the "Exchange Act")(or any successor provision) as it may be amended from time to time;

                 (2) any "persons" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act in effect on the date first written above), other than Company or Bank or any "person" who on the date hereof is a director of officer of Company or Bank, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of Company or Bank representing 25% or more of the combined voting power of Company's or Bank's then outstanding securities; or

                 (3) during any period of two (2) consecutive years, individuals who at the beginning of such period constitute the Board of Directors of Company or Bank cease for any reason to constitute at least a majority thereof, unless the election of each director who was not a director at the beginning of such period has been approved in advance by directors representing at least two-thirds of the directors then in office who were directors at the beginning of the period.

                 (4) the signing of a letter of intent or a formal acquisition or merger agreement between the Holding Company or Bank, of the one part, and a third party which contemplates a transaction which would result in a "change of control" under paragraphs (1), (2) or (3) of this subsection (f), but, as to any Triggering Event, only if such letter of intent or agreement, or the transaction contemplated thereby, has not been canceled or terminated at the time the occurrence of the Triggering Event in question.

           (f) Severance. If Executive is entitled to severance payments under subsection (a) or (b) of this Section, and if Executive shall have signed a release or releases as more fully described in Section 4 of this Agreement, Company shall pay as severance to Executive the following:

                 (I) Base Severance. An amount equal to: (A) the annual base salary paid to the Executive and includible in the Executive's gross income for federal income tax purposes during the year in which the date of termination occurs by Company and any of its subsidiaries subject to United States income tax; multiplied by (B) 2.99. Such payment shall be made in a lump sum within one
(1) calendar week following the date of termination, subject to withholding by the Company as required by applicable law and regulations. Notwithstanding any provision of this Agreement or any other agreement of the parties, if the severance payment or payments under this Agreement, either along or together with other payments which the Executive has the right

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receive from the Company, would constitute a "parachute payment" (as defined in
Section 280G of the Internal Revenue Code of 1986, as amended (the "Code") or any successor provision, such lump sum severance payment shall be reduced to the largest amount as will result in no portion of the lump sum severance payment under this Agreement being subject to the excise tax imposed by Section 4999 of the Code.

                 (II) Medical/Health Benefits. For a period of eighteen (18) months from the date of termination of the Executive's employment with the Company, the Company shall continue to pay for Executive's health insurance, HMO or other similar medical provider benefits (excluding any disability plans or benefits) on the same terms and conditions available to other employees from time to time. Thereafter, if the Executive chooses to continue such medical/health benefits as provided under the Consolidated Omnibus Budget Reconciliation Act ("COBRA"), Executive must do so at Executive's own expense. If, at any time after the termination of Executive's employment with the Company, Executive becomes covered for medical/health benefits on any terms with a new employer, the Company shall thereafter have no obligation to pay for any benefits or coverage and the Company's COBRA obligations shall terminate to the extent permitted by COBRA. Executive agrees to immediately notify Company, in writing, upon Executive's acceptance of new employment which provides medical/health benefits for which Executive is eligible.

           (g) Any termination of Executive's employment by Company or by Executive shall be communicated by a dated, written notice, signed by the party giving the notice, which shall (A) indicate the specific termination provision in this Agreement relied upon; (B) set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of Executive's employment under the provision so indicated; (C) specify the effective date of termination.

           (h) All obligations under this Agreement are subject to termination by any bank regulatory agency having jurisdiction over Holding Company or Bank ("Regulatory Agency") in accordance with any applicable provisions of law or regulations granting such authority, but rights of the Executive to compensation earned as of the date of termination shall not be affected.

           (i) Executive shall not be required to mitigate the amount of any payment provided for in this Agreement by seeking other employment or otherwise. The severance payments provided for in this Agreement shall not be reduced by any compensation or other payments received by Executive after the date of termination of Executive's employment from any source.

      4. Execution of Release Required. Executive agrees that, as a precondition to receiving the payments provided for in this Agreement, Executive shall have executed and delivered to Holding Company and Bank a release or releases, in form satisfactory to Holding Company and Bank, releasing all claims which Executive may then have against Holding Company or Bank, including without limitation any claims related to employment, termination of employment, discrimination, harassment, compensation or benefits, but excluding any claims for payments due or to become due under this Agreement.

      5. Payment Obligations Absolute. Provided that the preconditions for payment set forth in this Agreement are fully satisfied, Company's obligation to pay Executive the severance payments provided herein shall be absolute and unconditional and shall not be affected by any circumstances, including, without limitation, any set-off counter claim, recoupment, defense or

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other right which Company may have against Executive. All amounts payable by
Company hereunder shall be paid without notice or demand.

      6. Continuing Obligations. Executive shall retain in confidence any confidential information known to him concerning Company and its business so long as such information is not publicly disclosed.

      7. Amendments. No amendments to this Agreement shall be binding unless in a writing, signed by both parties, which states expressly that it amends this Agreement.

      8. Notices. Notices under this Agreement shall be deemed sufficient and effective if (i) in writing and (ii) either (A) when delivered in person or by facsimile, telecopier, telegraph or other electronic means capable of being embodied in written form or (B) forty-eight (48) hours after deposit thereof in the U.S. mails by certified or registered mail, return receipt requested, postage prepaid, addressed to each party at such party's address first set forth above and, in the case of Company, to the attention of the Chairman of the Board, or to such other notice address as the party to be notified may have designated by written notice to the sending party.

      9. Prior Agreements. There are no other agreements between Company and Executive regarding Executive's employment. This Agreement is the entire agreement of the parties with respect to its subject matter and supersedes any and all prior or contemporaneous discussions, representations, understandings or agreements regarding its subject matter.

      10. Assigns and Successors. The rights and obligations of Company under this Agreement shall inure to the benefit of and shall be binding upon the successors and assigns of Company and Executive, provided, however, that Executive shall not assign or anticipate any of his rights hereunder, whether by operation of law or otherwise. For purposes of this Agreement, "Company" shall also refer to any successor to Holding Company or Bank, whether such succession occurs by merger, consolidation, purchase and assumption, sale of assets or otherwise.

      11. Executive's Acknowledgment of Terms. Executive acknowledges that he has read this Agreement fully and carefully, understands its terms and that it has been entered into by Executive voluntarily. Executive acknowledges that any payments to be made hereunder will constitute additional compensation to Executive. Executive further acknowledges that Executive has had sufficient opportunity to consider this Agreement and discuss it with Executive's own advisors, including Executive's attorney and accountants. Executive has been informed that Executive has the right to consider this Agreement for a period of at least twenty one (21) days prior to entering into it. Executive acknowledges that Executive has taken sufficient time to consider this Agreement before signing it. Executive also acknowledges that Executive has the right to revoke this Agreement for a period of seven (7) days following this Agreement's execution by giving written notice of revocation to Company.

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      IN WITNESS WHEREOF, the parties hereto have caused the due execution of this Agreement as of the date first set forth above.
Attest:                              Holding Company:
                                     DNB FINANCIAL CORPORATION

   /s/ Ronald K. Dankanich           By:      /s/_William J. Hieb
   -----------------------                    -------------------
Secretary                                     President

Attest:                              Bank:
                                     DNB FIRST, NATIONAL ASSOCIATION

   /s/ Ronald K. Dankanich           By:      /s/_William J. Hieb
   -----------------------                    -------------------
Secretary                                     President

                                     Executive:


                                              /s/ William S. Latoff
                                              ---------------------
                                              William S. Latoff


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